Exhibit 10.8 Amendment No. 3 to Loan Agreement

               AMENDMENT NO. 3 TO LOAN AGREEMENT


   THIS AMENDMENT NO. 3 TO LOAN AGREEMENT (this "Amendment"), is made this 2nd day of December, 1998, by and between BURR-BROWN CORPORATION, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to First Interstate Bank of Arizona, N.A. (the "Bank").

1. RECITALS.

   1.1 Borrower and the Bank (as successor-by-merger to First Interstate Bank of Arizona, N.A.) are parties to that Loan Agreement dated January 31, 1996, Amendment No. 1 to Loan Agreement dated November 15, 1996 and Amendment No. 2 dated December 21, 1997 (the "Loan Agreement"). Capitalized terms used without definition herein are used with the meanings attributed to such terms in the Loan Agreement.

   1.2 Borrower and the Bank desire to modify and amend the Loan Agreement to provide, among other things, (a) that the definition of Termination Date be amended, and (b) that Section
9.3 of the Loan Agreement relating to net worth be amended and restated.

          Accordingly, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are acknowledged by the parties hereto, the parties hereto agree as follows:

2. MODIFICATION AND AMENDMENT OF LOAN AGREEMENT.

   2.1 The Loan Agreement is hereby modified and amended as follows:

          2.1.1  DEFINITION OF "TERMINATION DATE".  The
definition of "Termination Date" set forth in Annex 1 to the Loan Agreement is hereby amended in its entirety to read as follows:

          '"Termination Date" means the earlier of the following: (a) May 5, 2000 or (b) the date on which the Revolving Commitment is terminated pursuant to subsection
10.2."'

          2.1.2 AMENDMENT OF SECTION 9.3. Section 9.3 is hereby amended in its entirety to read as follows:

          "Limitation on Net Worth. Borrower will not permit its Consolidated Tangible Net Worth to be less than $225,000,000.00."

3. BORROWER'S REPRESENTATIONS; EFFECTIVENESS OF THIS AMENDMENT.

   Borrower represents and warrants to the Bank that:

   3.1 Immediately before and after giving effect to this Amendment, the representations and warranties of the Borrower in Section 7 of the Loan Agreement are true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Loan Agreement; and

   3.2 Immediately before and after giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing.

This Amendment shall become effective when the Bank and Borrower shall each have executed and delivered to the other a counterpart of this Amendment.

4. ACKNOWLEDGEMENTS. Borrower and the Bank acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect and that each reference to the Loan Agreement shall refer to the Loan Agreement as amended hereby. The Borrower confirms that it will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment in all material respects. The Borrower further represents and warrants that (i) the execution, delivery and performance of this Amendment by the Borrower is within its corporate powers and has been duly authorized by all necessary corporate action; and (ii) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

5.  GENERAL.

   5.1 Borrower agrees to reimburse the Bank upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Bank in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

   5.2 This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

   5.3 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

   5.4 This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Arizona, but giving effect to federal laws applicable to national banks.

   5.5 This Amendment shall be binding upon and inure to the benefit of Borrower and the Bank and their respective successors and assigns.

   5.6 This instrument supersedes and replaces any and all prior versions of this Amendment No. 3 to Loan Agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Loan Agreement to be executed as of the day and year first above written.


WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: \s\PAUL C. HORNUNG
    -------------------
       Paul C. Hornung
       Vice President


BURR-BROWN CORPORATION

By: \s\ G. Roger Myers
    -------------------
Title: Treasurer